Exhibit 10.23
NINTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
THIS NINTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) made and entered into as of December 10, 2021 (the “Effective Date”), by and between PIPER SANDLER & CO., a Delaware corporation (“Borrower”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”); has reference to the following facts and circumstances (the “Preambles”):
A    Borrower and Lender entered into the Amended and Restated Loan Agreement dated as of December 28, 2012 (as amended, the “Agreement”, all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this Amendment), pursuant to which Borrower executed the Amended and Restated Revolving Credit Note dated December 28, 2012, payable to the order of Lender in the original principal amount of up to $250,000,000 (subsequently decreased to $100,000,000) (as amended, the “Note”).
B    The Agreement was previously amended as described in the First Amendment to Amended and Restated Loan Agreement dated as of December 28, 2013, the Second Amendment to Amended and Restated Loan Agreement dated as of December 19, 2014, the Third Amendment to Amended and Restated Loan Agreement dated as of December 18, 2015, the Fourth Amendment to Amended and Restated Loan Agreement dated as of December 17, 2016, the Fifth Amendment to Amended and Restated Loan Agreement dated as of December 16, 2017, the Sixth Amendment to Amended and Restated Loan Agreement dated as of December 14, 2018, the Seventh Amendment to Amended and Restated Loan Agreement dated as of December 13, 2019 and the Eighth Amendment to Amended and Restated Loan Agreement dated as of December 11, 2020.
C.    Borrower and Lender desire to further amend the Agreement on the terms set forth below.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:
1.Preambles. The Preambles are true and correct, and, with the defined terms set forth herein, are incorporated herein by this reference.
2.Amendments to Agreement. As of the Effective Date, the parties hereto agree that the Agreement is hereby amended as indicated in the attached Annex A with the text marked in underline indicating additions and with text marked in strike through indicating deletions to the Agreement.
3.Amendment to Note. As of the Effective Date, the parties hereto agree that the second paragraph on page 1 of the Note is deleted and replaced with the following:
Borrower further promises to pay to the order of Lender interest on the principal amount from time to time outstanding under this Note at the applicable interest rate(s) and at the times described in the Loan Agreement. In addition, if Borrower fails to make any payment of interest on this Note within five (5) days when due, Borrower promises to pay to the order of Lender on demand a late fee in an amount equal to Five Percent (5%) of each late payment. All payments received by Lender shall be applied first to the payment of billed and unpaid late fees and the costs and expenses hereinafter described, next to billed and unpaid interest hereon, and the remainder to principal. Interest shall be computed for actual days elapsed on the basis of a 365/366 day year.
4.Costs and Expenses. Borrower hereby agrees to reimburse Lender upon demand for all out-of-pocket costs and expenses (including charges and disbursements of outside counsel to Lender) incurred by Lender in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of the Agreement and the other Credit Documents. Borrower further agrees to pay or reimburse Lender for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of any of the Credit Documents and (b) the cost of any filings and searches, including Uniform Commercial Code filings and searches. All of the obligations of Borrower under this Section 4 shall survive the payment of the Advances and the termination of the Agreement.
5.References. This Amendment is a Credit Document and all references in the Agreement to “this Agreement” and any other references of similar import shall after the effectiveness of this Amendment pursuant to the terms hereof mean the Agreement as amended by this Amendment. All references in the other Credit Documents to “the Loan Agreement” or “the Note” and any other references of similar import shall mean the Agreement and the Note as amended by this Amendment.
6.Full Force and Effect. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.
7.Continuing Security. The Agreement, as hereby amended, and the Note, are, and shall continue to be, secured by the Collateral Pledge Agreement.
8.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Agreement as amended by this Amendment.
9.Representations and Warranties. Borrower represents and warrants to Lender that as of the Effective Date:
(a)the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other person or entity;
(b)the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate of Incorporation or Bylaws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality authority, agency or official or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its property or assets is bound or to which Borrower or any of its property is subject;
(c)this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against

Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(d)all of the representations and warranties made by Borrower in the Agreement, the Note, the Collateral Pledge Agreement, and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment;
(e)Borrower is an “exempted borrower” (as defined in Section 221.2 of Federal Reserve Board Regulation U) and Borrower acknowledges that Lender is entering into this Amendment based on Lender’s good faith determination that Borrower is an “exempted borrower”; and
(f)Borrower is in compliance with all provisions of the Agreement, the Note, the Collateral Pledge Agreement, and the other Credit Documents.
10.Inconsistency. In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.
11.Governing Law. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Minnesota (without reference to conflict of law principles) but giving effect to Federal laws applicable to national banks.
12.Electronic Imaging. Borrower hereby acknowledges the receipt of a copy of the Agreement, the Note, the Collateral Pledge Agreement, this Amendment and all other Advance Documents. Lender may, on behalf of Borrower, create a microfilm or optical disk or other electronic image of any or all of the Credit Documents. Lender may store the electronic image of any Credit Document in its electronic form and then destroy the paper original as part of Lender’s normal business practices, with the electronic image deemed to be an original.
13.Headings. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.
14.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
15.Conditions. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Lender shall have received:
(a)this Amendment and the Pricing Letter, duly executed by Borrower;
(b)the fees due and payable on the Effective Date as specified in the Pricing Letter;
(c)the Certificate of Secretary (with Resolutions) dated as of the Effective Date, certified by the Secretary of Borrower;

(d)a certificate of good standing for Borrower issued by the Delaware Secretary of State (or other evidence of good standing acceptable to Lender); and
(e)such other documents and information as reasonably required by Lender.
Borrower and Lender executed this Amendment as of the Effective Date.
[Signature Page Follows]

SIGNATURE PAGE-
NINTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

Borrower:
PIPER SANDLER & CO.
By:    /s/ Kasi V. Subramanian
Name:     Kasi V. Subramanian
Title:    Treasurer

By:    /s/ Timothy L. Carter
Name:     Timothy L. Carter
Title:    CFO

Lender:
U.S. BANK NATIONAL ASSOCIATION
By:    /s/ Christopher Doering
Name:    Christopher Doering
Title:    SVP

ANNEX A
See Attached

December 10, 2021
Piper Sandler & Co.
800 Nicollet Mall, J09SO4
Minneapolis, Minnesota 55402
Attention: Timothy L. Carter, Chief Financial Officer and Kasi V. Subramanian, Treasurer
Re:    Amended and Restated Loan Agreement dated as of December 28, 2012, executed by U.S. Bank National Association (“Lender”) and Piper Sandler & Co. (“Borrower”), as amended by the First Amendment to Amended and Restated Loan Agreement dated as of December 28, 2013, the Second Amendment to Amended and Restated Loan Agreement dated as of December 19, 2014, the Third Amendment to Amended and Restated Loan Agreement dated as of December 18, 2015, the Fourth Amendment to Amended and Restated Loan Agreement dated as of December 17, 2016, the Fifth Amendment to Amended and Restated Loan Agreement dated as of December 16, 2017, the Sixth Amendment to Amended and Restated Loan Agreement dated as of December 14, 2018, the Seventh Amendment to Amended and Restated Loan Agreement dated as of December 13, 2019, the Eighth Amendment to Amended and Restated Loan Agreement dated as of December 11, 2020 and the Ninth Amendment to Amended and Restated Loan Agreement dated as of December 10, 2021 (as amended, the “Agreement”; all capitalized terms used and not otherwise defined in this letter agreement shall have the respective meanings ascribed to them in the Agreement)
Dear Tim and Kasi:
This letter agreement (this “Pricing Letter”) is the Pricing Letter, as defined in the Agreement (and amends, restates and replaces the Pricing Letter dated December 11, 2020). The following terms are defined and incorporated into the Agreement by reference:
Applicable Margin shall mean (a) with respect to Advances priced at the Federal Funds Effective Rate, 1.0% and (b) with respect to Advances priced at the Base Rate, 0.0%.
Commitment Fee. From and including the date of this Pricing Letter to but excluding the Termination Date, Borrower shall pay a nonrefundable commitment fee on the unused portion of the Facility Amount (determined by subtracting the outstanding principal amount of all Advances from the Facility Amount) at an annual rate of 0.20%. The commitment fee shall be (a) calculated on a daily basis, (b) payable quarterly in arrears on the first day of each calendar quarter prior to the Termination Date and on the Termination Date and (c) calculated on an actual day, 360-day year basis.
Work Fee. Borrower shall pay Lender, in conjunction with the Ninth Amendment to the Agreement, dated as of December 10, 2021 (the “Ninth Amendment”), a work fee in the amount of $125,000.

Piper Sandler & Co.
December 10, 2021

The payment of the fees set forth above is a condition precedent to the effectiveness of the Ninth Amendment. You agree that, once paid, the fees or any part thereof payable hereunder and under the Agreement shall be fully earned on the date hereof and shall not be refundable under any circumstances. All fees payable hereunder and under the Agreement shall be paid in immediately available funds and shall be in addition to reimbursement of the Lender’s out-of-pocket expenses in accordance with the terms of the Agreement.
The Borrower’s obligation to pay the foregoing fees will not be subject to counterclaim or setoff for or be otherwise affected by any claim or dispute the undersigned may have against the Lender. It is understood and agreed that this Pricing Letter shall not constitute or give rise to any obligation to provide any financing; such an obligation will arise only to the extent provided in the Agreement. This Pricing Letter may not be amended or waived except by an instrument in writing signed by the Lender and you. This Pricing Letter shall be governed by, and construed in accordance with, the laws of the State of Minnesota. This Pricing Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Pricing Letter by electronic or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Piper Sandler & Co.
December 10, 2021

Please indicate your acceptance of this Pricing Letter by signing in the space indicated below and returning a copy of this letter to the undersigned.
Very Truly Yours,
U.S. BANK NATIONAL ASSOCIATION
By:    /s/ Christopher Doering
Name:    Christopher Doering
Title:    SVP

Piper Sandler & Co.
December 10, 2021

Accepted and agreed to by Borrower as of December 10, 2021:
PIPER SANDLER & CO.
By:    /s/ Kasi V. Subramanian
Name:     Kasi V. Subramanian
Title:    Treasurer

By:    /s/ Timothy L. Carter
Name:     Timothy L. Carter
Title:    CFO